Exhibit 99.2

 Creating a Premier Integrated Offshore Services Company  April 23, 2026

 Disclaimer  Forward-Looking Statements  This presentation contains forward-looking statements. All statements, other than statements of present or historical fact included in this presentation, regarding Helix Energy Solutions Group, Inc.’s (“Helix”) proposed merger with Hornbeck Offshore Services, Inc. (“Hornbeck”), Helix’s ability to consummate the transaction, the benefits of the transaction and the combined company’s future financial performance, as well as the combined company’s strategy, future operations, estimated financial position, estimated revenues and losses, estimated synergies, projected costs, prospects, plans and objectives of management are forward-looking statements. These statements are based on current expectations and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially. Words such as “anticipate,” “believe,” “expect,” “intend,” “may,” “plan,” “project,” “should,” “will” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements contain these identifying words, and the absence of these words does not mean that a statement is not forward-looking. Such forward-looking statements include, but are not limited to, statements regarding: Helix’s and Hornbeck’s expectations, hopes, beliefs, intentions or strategies regarding the completion of the proposed transaction on the anticipated terms and timing, or at all, including obtaining regulatory and shareholder approvals, and the satisfaction of other conditions to the completion of the proposed transaction; timeline and ability to realize anticipated benefits of the proposed transaction (including expected synergies and balance sheet balances); and governance of the combined company. These forward-looking statements are based largely on Helix’s and Hornbeck’s current expectations. These forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause Helix’s or Hornbeck’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, risks related to potential litigation relating to the proposed transaction, including the effects of any outcomes related thereto; the risk that disruptions from the proposed transaction (including the ability of certain customers to terminate or amend contracts upon a change of control) will harm Helix’s or Hornbeck’s business, including current plans and operations, including during the pendency of the proposed transaction; the ability of Helix or Hornbeck to retain and hire key personnel, to retain customers or maintain relationships with their respective suppliers and customers; the diversion of management’s time and attention from ordinary course business operations to completion of the proposed transaction; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; legislative, regulatory and economic developments; potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect Helix’s or Hornbeck’s financial performance as well as unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies, expansion and growth of Helix’s or Hornbeck’s businesses; the inability of Helix and Hornbeck to achieve expected synergies from the transaction or that it may take longer or be more costly than expected to achieve those synergies; an inability to de-leverage on the expected timeline, or at all; the imposition of any terms and conditions on any required governmental and regulatory approvals that could reduce the anticipated benefits to Helix and Hornbeck of the acquisition; the inability to successfully integrate Hornbeck’s operations with those of Helix without unexpected cost or delay; certain restrictions during the pendency of the proposed transaction that may impact Helix’s or Hornbeck’s ability to pursue certain business opportunities or strategic transactions; the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction, including in circumstances requiring Helix or Hornbeck to pay a termination fee and expense reimbursement; the risk that Helix’s or Hornbeck’s share price may decline significantly if the proposed transaction is not consummated; there may be liabilities that are not known, probable or estimable at this time or unexpected costs, charges or expenses; actions by governments, regulatory authorities, customers, suppliers and partners; market conditions; results from acquired properties; demand for services; the performance of contracts by suppliers, customers and partners; operating hazards and delays, which includes delays in delivery, chartering or customer acceptance of assets or terms of their acceptance; ultimate ability to realize current backlog; employee management issues; complexities of global political and economic developments; geologic risks; volatility of oil and gas prices and other risks described from time to time in Helix’s filings with the Securities and Exchange Commission (“SEC”). In addition, Helix and Hornbeck caution you that the forward-looking statements contained in this presentation are subject to the following factors: (i) the occurrence of any event, change or other circumstances that could delay the proposed transaction or give rise to the termination of the agreements related thereto; (ii) the outcome of any legal proceedings that may be instituted against Helix or Hornbeck following announcement of the proposed transaction; (iii) the inability to complete the proposed transaction due to the failure to obtain approval of the shareholders of Helix or Hornbeck, or other conditions to closing in the merger agreement; (iv) the risk that the proposed transaction disrupts Helix’s or Hornbeck current plans and operations as a result of the announcement of the proposed transaction; (v) Helix’s and Hornbeck’s ability to realize the anticipated benefits of the proposed transaction, which may be affected by, among other things, competition and the ability of Helix and Hornbeck to grow and manage growth profitably following the proposed transaction; and (vi) costs related to the proposed transaction. The forward-looking statements in this presentation are based upon information available to Helix and Hornbeck as of the date of this presentation and, while Helix and Hornbeck believe such information forms a reasonable basis for such statements, these statements are inherently uncertain, and you are cautioned not to unduly rely upon these statements. Except as required by applicable law, Helix and Hornbeck do not plan to publicly update or revise any forward-looking statements contained in this presentation, whether as a result of any new information, future events or otherwise. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in Helix’s periodic filings with the SEC, including Helix’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, Helix’s subsequent Quarterly Reports on Form 10-Q and in the Form S-4, when filed. Helix’s SEC filings are available publicly on the SEC’s website at www.sec.gov.  Participants in the Solicitation  Helix and certain of its directors and executive officers and Hornbeck and certain of its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the shareholders of Helix (the “Helix Shareholders”) with respect to the proposed transaction under the rules of the SEC. Information regarding the names, affiliations and interests of certain of Helix’s directors and executive officers in the solicitation by reading Helix’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the SEC on February 26, 2026, Helix’s subsequent Quarterly Reports on form 10-Q filed with the SEC, Helix’s definitive proxy statement for the 2026 annual meeting of shareholders filed with the SEC on April 1, 2026 and the proxy statement/prospectus (as defined below) and other relevant materials filed with the SEC in connection with the proposed transaction when they become available. Free copies of these documents may be obtained as described in the paragraphs above. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Helix Shareholders in connection with the proposed transaction, including a description of their direct and indirect interests, by security holdings or otherwise, will also be set forth in the proxy statement/prospectus and other relevant materials when filed with the SEC.  Important Information About the Proposed Transaction and Where to Find It  In connection with the proposed transaction, Helix intends to file with the SEC a registration statement on Form S-4 to register the common stock of Helix to be issued in connection with the proposed transaction. The registration statement will include a document that serves as a proxy statement and prospectus of Helix (the “proxy statement/prospectus”), and Helix will file other documents regarding the proposed transaction with the SEC. This document is not a substitute for the registration statement, the proxy statement/prospectus, or any other document that Helix may file with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HELIX AND HORNBECK, THE PROPOSED TRANSACTION, THE RISKS RELATED THERETO, AND RELATED MATTERS.  After the registration statement has been declared effective, a definitive proxy statement will be mailed to the Helix Shareholders. Investors and security holders will be able to obtain free copies of the registration statement and the proxy statement/prospectus, as each may be amended or supplemented from time to time, and other relevant documents filed by Helix with the SEC (if and when they become available) through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by Helix, including the proxy statement/prospectus (when available), will be available free of charge from Helix’s website at helixesg.com under the “Investors” tab.  No Offer or Solicitation  This presentation is not intended to and does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended  Non-GAAP Financial Measures  This presentation contains certain financial measures not presented in accordance with U.S. generally accepted accounting principles ("GAAP"), including, but not limited to, Adjusted EBITDA and Adjusted EBITDA Margin. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the financial results of Helix, Hornbeck or the pro forma combined company if the proposed transaction is consummated. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the presentation of these measures may not be comparable to similarly-titled measures used by other companies. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measure is included in the Appendix to this presentation.   Helix and Hornbeck's management teams believe the non-GAAP financial measures contained in this presentation provide useful information to the management teams and investors regarding certain financial and business trends relating to Helix and Hornbeck's respective financial conditions and results of operations. However, these non-GAAP financial measures are subject to inherent uncertainty and reflect the exercise of judgments by Helix and Hornbeck's management teams about which items of expense and income are excluded or included in determining these non-GAAP financial measures. Please refer to the Appendix to this presentation for additional information about the items of expense and income that are included in determining the non-GAAP financial measures contained in this presentation and for a reconciliation of non-GAAP financial measures contained in this presentation to the most directly comparable GAAP measure.

 Today’s Presenters  Scotty Sparks  Executive Vice President and COO  Todd Hornbeck  President, CEO and Chairman  Erik Staffeldt  Executive Vice President and CFO  Jim Harp  Executive Vice President and CFO  William Transier  Chairman of the Board

 Combination Rationale  Combines Two Market Leaders Into an Integrated Deepwater Offshore Services Platform  Complementary Businesses  Expanded Service Offerings and Customer Diversification  Growth Platform with Scale  Significant Revenue and Cost Synergies  Aligned Cultures and Proven Leadership Team  +  Well Intervention, Subsea Robotics and Technical Services  High-Specification Fleet of Specialty Vessels  The Combined Company will be renamed Hornbeck Offshore Services and trade on the NYSE under the Ticker Symbol “HOS”

 Transaction Summary  Transaction Structure  All-stock transaction  Pre-merger Helix shareholders will own 45% and pre-merger Hornbeck shareholders will own 55% of the combined company   Leadership and Governance  Todd Hornbeck will serve as CEO   William Transier will serve as Chairman  7-member board with 3 Directors from Helix and 4 Directors from Hornbeck  Headquarters and Listing  Company will be headquartered in Houston, TX and Covington, LA  Combined Company to be named Hornbeck Offshore Services and will trade on the NYSE under the ticker symbol “HOS”; Helix brand to be retained for Well Intervention Services  Timing  Transaction approved by directors of both boards   Hornbeck principal stockholders (including funds affiliated with Ares) have approved the transaction  Helix shareholder approval required  Transaction expected to close in the second half of 2026, subject to regulatory, Helix shareholder and other customary approvals  15  Multi-Purpose Support Vessels (MPSVs)(1)  58  Offshore Supply Vessels (OSVs)  7   Well Intervention Vessels  48  Robotics and Trenching Assets  $2.0bn  Total Backlog  YE 2025  100+(1)  Total Vessels  > $500mm  Cash at Closing  0.5x  Leverage  Current Net Debt(2) / 2025A Adjusted EBITDA(3),(4)  Select Combination Highlights  Includes 2 new build Multi-Purpose Support Vessels.  Pro Forma Net Debt as of 12/31/2025.  Excludes potential synergies.  Reflects the sum of Hornbeck 2025 Adjusted EBITDA plus Helix 2025 Adjusted EBITDA as of 12/31/2025. Hornbeck Adjusted EBITDA and Helix Adjusted EBITDA are non-GAAP financial measures. See Appendix for reconciliations. Helix defines Adjusted EBITDA as earnings before income taxes, net interest expense, depreciation and amortization expense, net other income or expense, gains or losses on disposition of assets, long-lived asset impairment losses, acquisition and integration costs, gains or losses related to convertible senior notes, the change in fair value of contingent consideration, and the general provision for (release of) current expected credit losses, if any. Hornbeck defines Adjusted EBITDA as earnings before interest, income taxes, depreciation and amortization adjusted for gains or losses on early extinguishment of debt, postponed offering costs, stock-based compensation expense, interest income and excludes non-cash gains or losses on the fair value adjustment of liability-classified warrants.

 Stronger and More Competitive Together  2025 Revenue  2025 EBITDA(1)  Incremental Drivers  Helix Today  Pro Forma Combined   > $500mm Cash at Closing  2  Newbuild Multi-Purpose Support Vessels  21  Vessels Available for Reactivation  Before Synergies  Incremental Growth Levers  +106%  +56%  Before Synergies  Reflects the sum of Hornbeck 2025 Adjusted EBITDA plus Helix 2025 Adjusted EBITDA as of 12/31/2025. Hornbeck Adjusted EBITDA and Helix Adjusted EBITDA are non-GAAP financial measures. See footnote 4 at slide 5 for the definitions of Hornbeck Adjusted EBITDA and Helix Adjusted EBITDA, respectively. See Appendix for reconciliations.   Hornbeck   Helix

 Hornbeck at a Glance  Includes the MPSV HOS Rocinante that was recently placed in service in November 2025; does not include four non-owned managed OSVs.  Represents Hornbeck 2025 Adjusted EBITDA and Hornbeck 2025 Adjusted EBITDA Margin as of 12/31/2025. Hornbeck Adjusted EBITDA and Hornbeck Adjusted EBITDA Margin are non-GAAP financial measures. See footnote 4 at slide 5 for the definition of Hornbeck Adjusted EBITDA. Hornbeck defines Adjusted EBITDA Margin as Adjusted EBITDA divided by total revenue. See Appendix for reconciliations.  Reflects the fair market value and replacement value provided by VesselsValueTM for pro forma fleet of 58 OSVs and 15 MPSVs as of April 2026.  Based on a 35-year economic useful life.  57  U.S. Jones Act-Qualified vessels  Represents 78% of Hornbeck’s pro forma fleet of 73 vessels  +2 = 73  New MPSVs expected to be delivered in 2027  ~$288mm  2025A  Adjusted EBITDA(2)  40%  2025A Adjusted EBITDA Margin(2)  Company Overview  Hornbeck by the Numbers  Tailored subsea and logistics solutions that address a broad spectrum of unique customer “life-of-field” requirements  Leading Deepwater High - and Ultra High-Spec footprint across the U.S. GoA, Mexico, the Caribbean, Northern South America and Brazil  High barriers to entry with key legislative flag protections, such as the U.S. Jones Act   Diversified revenue base at market-leading dayrates with large, blue-chip customers  Proven, consistent operational performance with an unwavering commitment to safety  One of the preeminent, market-leading providers of deepwater Ultra High-Spec marine transportation services   to a broad range of offshore energy, infrastructure and defense customers  71  Vessels in Current Fleet  58 Multi-class Offshore Support Vessels (“OSVs” or “PSVs”)   13 Multi-Purpose Support Vessels (“MPSVs”)(1)   20+ Year  Average expected remaining economic useful life of currently active fleet(4)  $5.8B  Total Fleet Replacement Value(3)  $2.7B  Appraised Fair Value(3)

 Global Presence in Key Offshore Markets  Transaction Merges Two Industry Leaders with Complementary Businesses and Geographic Presence providing Diversified Services to the Full Deepwater Life Cycle  Revenue by Region(1)  Source of world map – slide is an image copy to crop top of map  Represents 2025 revenue as of 12/31/2025.  Hornbeck  Helix

  Drilling Support   Oilfield Specialty   Military & Other    Non-Oilfield   Decommissioning   Subsea   IRM  Integration of complementary service offerings increases customer relevance and creates unique cross-selling opportunities that drive growth and improve margins  Combined fleet of vessels and specialty equipment enables comprehensive suite of combined services as a “one stop shop” for customers while enhancing profitability through asset optimization and scale  Oil and Gas  Non – Oil and Gas  Operational logistics for submarine fleet  Submarine rescue, training & support  Long range acoustic survey support  Autonomous vessels  Defense  Offshore wind farm survey & installation support  Windfarm operation and maintenance support  Submarine cable survey  Bubble curtains / Boulder and Unexploded Ordinance (UXO) removal  Renewable Energy  Rocket component landing and recovery platform  Vessel support for testing and retrieval  Aerospace  Hurricane relief  Aircraft disasters  Vessel salvage operations  Environmental response  Humanitarian Assistance and Disaster Relief (HADR)  Drilling Support  Oilfield Specialty  Well Intervention & Decommissioning  Subsea Services / Inspection Repair and Maintenance (IRM)  2025 Revenue Mix  Complementary Businesses Providing Diversified Service Offerings

 World Class Deepwater Fleet  Combined Company Forms an Expanded and Enhanced High-Specification Fleet with a Focus on Well Intervention, Subsea & Specialty Services, Robotics, Marine Transportation, and Emerging Technologies to Support the Energy, Defense and Renewable Markets   7 Total Well Intervention Vessels  2 monohull riserless vessels  3 semi-submersible riser-based vessels  2 monohull riser-based vessels(1)  12 Subsea systems  Well Intervention Vessels  15 Total MPSVs  5 Subsea MPSVs  5 Specialty MPSVs  3 Flotels  2 Newbuild MPSVs arriving in 2027   Multipurpose Support Vessels  6 Subsea trenching systems  39 work class remotely operated vehicles (ROVs)  6 trenching and subsea light construction vessels(1)  Robotics and Trenching  58 Total OSVs  22 Ultra High-Spec OSVs  18 High-Spec OSVs  18 Mid-Spec OSVs(2)  Offshore Support Vessels  Chartered vessels.  Includes two low-spec vessels.

 Operations   Overview  Key Attributes of Hornbeck Defense Operations  Long-standing tenor  (20 years since original military vessel tender)   Trusted relationships with key ranking members of military  History of providing creative solutions  Robust and flexible fleet capable of diverse operations   Submarine Support  Vessel Support  Blocking Vessel  Emerging Technologies:Autonomy / AI  Submarine support training  General logistical services/special missions  Vessel support for sea-based, X-band radar system (SBX)  Proof of concept design by HOS  Transportation Auxiliary General Submarine Escort (T-AGSE) O&M contract  Submarine security and resupply  Surveillance Towed Array Sensor System – Expeditionary (SURTASS-E) sonar system support and transportation  Autonomous Vessel Prototypes  Stern-Landing Vessel: Transportation and landing of military mobile equipment for USMC  5.0 yrs / 2.4 yrs  7.0 yrs  10.0 yrs (each)  5.0 yrs (each)  Avg. Contract  Duration(1)  Combined Company expected to hold strong advantages in the Defense Services business, a growing percentage of revenue   Defense Fleet and Representative Functions  High-level security clearances for personnel and facilities  Inception to date, inclusive of expected renewals.  Pro Forma Company is a Market Leader in Maritime Services for the Defense Industry

 Scale and Growth Platform  Active Organic Growth  Key Growth Expectations  Increased scale, lower cost of capital and higher cash generation  Strong balance sheet and low leverage  Lower earnings volatility and greater resilience through-cycle  Positioned for organic and inorganic growth  Commissioning Service Operation Vehicle (C/SOV) came online in 4Q 2025  Two 400-Class MPSV newbuilds expected to come online in 2027  Potential reactivation of stacked Mid-, High- and Ultra High-Spec OSVs  Potential future increases in effective dayrates for active fleet of OSVs and MPSVs, respectively  Potential well intervention vessel dayrate expansion with improving offshore workover market  Well-Positioned for Future Growth and Sustained Shareholder Value Supported by Increased Scale, Balance Sheet Strength and Robust Free Cash Flow Generation  (1)  Reflects the sum of Hornbeck 2025 Adjusted EBITDA plus Helix 2025 Adjusted EBITDA as of 12/31/2025. Hornbeck Adjusted EBITDA and Helix Adjusted EBITDA are non-GAAP financial measures. See footnote 4 at slide 5 for the definitions of Hornbeck Adjusted EBITDA and Helix Adjusted EBITDA, respectively. See Appendix for reconciliations.   Hornbeck   Helix

 Synergy Potential  Reduced reliance on third-party vessel charters  G&A / Support cost rationalization   Streamlined marine operations  Scaled procurement   Integrated service offerings   Asset optimization   Expanded portfolio of services to existing customers   Increased exposure to growing defense market  $75+ Million of Revenue and Cost Synergies Annually Expected within Three Years Following Close  Expected to Generate $75+ Million in Annual Revenue and Cost Synergies   Expected Revenue Synergies  Expected Cost Synergies

 Global Presence with Strong Exposure to Key Deepwater and Specialty Offshore Markets  Complementary Innovative Marine Solutions  Growth Platform with Scale  Value Creation via Organic Growth, Operational Efficiencies and Strategic M&A  Aligned Cultures with Proven Leadership  The Premier Integrated Offshore Services Company

 Appendix

 Hornbeck’s Operating Footprint  West Coast  2 Active OSVs  2 Managed OSVs  U.S. GoA  16 Active OSVs  6 Active MPSVs  Caribbean and Northern South America  Other Core Operating Markets  2 Active OSVs  Brazil  8 Active OSVs  East Coast  4 Active OSVs  3 Active MPSVs  2 Managed OSVs  Non-Oilfield service  Oilfield service  Company locations  Large fleet covering high value, diverse deepwater markets  As of April 20, 2026. Does not include two newbuild MPSVs or any stacked vessels.  Industry data per Rystad Energy.  Deepwater defined as depths of 1,000 ft or greater.  ~73%  of global deepwater(3) hydrocarbons are located in the U.S. GoA, Mexico GoA, the Caribbean, Northern South America and Brazil  U.S.  Mexico  Brazil  Cabotage-protected markets  Proximity of core markets allows flexible vessel deployment and relocation to enhance dayrates and utilization over time  Geographic Footprint(1)  Key Differentiators of Target Markets(2)  Mexico GoA  4 Active OSVs  1 Active MPSV

 Hornbeck’s Differentiated Deepwater OSV Fleet  Hornbeck’s fleet of High- and Ultra High-Spec OSVs provides deepwater and ultra-deepwater   operators one of the largest cargo-carrying capacities available in the market  Hornbeck’s Primary OSV Differentiators   HOS High- and Ultra High-Spec OSVs are differentiated by their greater liquid mud capacity and massive deck space compared to Low-Spec and Mid-Spec vessels   Versatile offshore logistics: Transports equipment and supplies to drilling rigs, production platforms, subsea construction sites, and non-oilfield markets (wind, defense)  High-capacity cargo and deck space: OSVs carry up to 30,000 bbls of liquid mud with ample clear deck space for diverse oilfield and non-oilfield projects  Comprehensive supply transport: Capable of delivering critical cargoes including drilling fluids, equipment, spare parts, fuel, water, and provisions  Optimized for deepwater: Exceptional fuel efficiency and range ideally suited to service deep and ultra-deepwater fields in core markets  Advanced station-keeping: Dynamic positioning capabilities ensure higher utilization and safer operations in challenging offshore environments  HOS MAX OSV

 Hornbeck’s Differentiated Deepwater MPSV Fleet  Industry-leading infrastructure capabilities by boasting the highest number of vessels with 250+ ton cranes, 100+ berths, and "Walk-to-Work" systems critical for complex O&G and renewables projects  Hornbeck’s Primary MPSV Differentiators  Subsea  Flotel  C/SOV  Hornbeck’s diverse fleet of MPSVs is ideal to service the entire life-cycle of deepwater fields  Comprehensive subsea lifecycle services: Spanning construction, IRM, commissioning / decommissioning, and flotel accommodations  Purpose-built, multi-market fleet: Delivering specialized construction and service capabilities across O&G, renewables, and defense  Operational efficiencies: Combining MPSVs with High- and Ultra High-Spec OSVs provides a unique offering to customers to streamline deepwater marine efficiencies  High-spec DP-2 and DP-3 vessels: Featuring 24mT–400mT heavy-lift cranes, optimized for deepwater construction, IRM, and decommissioning  High-capacity accommodation vessels: Equipped with "Walk-to-Work" systems and ~200 berths for major offshore installation and maintenance projects  Well Stimulation

 Hornbeck Unaudited Reconciliations of Non-GAAP Financial Measures

 Hornbeck | Adjusted EBITDA and Adjusted EBITDA Margin Reconciliations  Adjusted EBITDA and Adjusted EBITDA Margin Reconciliations

 Helix Unaudited Reconciliations of Non-GAAP Financial Measures

 NON-GAAP RECONCILIATIONS  Non-GAAP Reconciliation  © 2025 Helix ESG   impairment